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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported): November 14, 1997


                                  ZONAGEN, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                0-21198                                76-0233274
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                        2408 Timberloch Place, Suite B-4
                           The Woodlands, Texas 77380
                              (Address of principal
                                executive offices
                                  and zip code)
                                 (281) 367-5892

                         (Registrant's telephone number,
                              including area code)

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Item 5. Other Events

         On November 14, 1997, Zonagen, Inc. (the "Company") entered into Exclusive License Agreements with two affiliates of Schering-Plough Corporation (including such affiliates, "Schering-Plough") with respect to the exclusive license of the Company's Vasomax(TM) product to Schering-Plough.

         On November 17, 1997, the Company issued a press release which announced the agreements with Schering-Plough. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Exhibits

         Exhibit 99.1      -- Press Release







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Zonagen, Inc.

Date: November 24, 1997

                                              By:/s/   Louis Ploth, Jr.
                                                 -----------------------------
                                                       Louis Ploth, Jr.
                                                       Vice President--Business
                                                         Development and Chief
                                                         Financial Officer


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